                                                                  Exhibit No. 99

                            Global Structured Finance

                       BoAMS 2003-09 Group 4 - Reduced Doc
                           15 Yr Fixed Rate - 100% CA

                                   46 records
                               Balance: 22,641,847
                                Dec 5, 2003 16:01
--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.    W.A.     W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Original Balance      Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000           3  $  1,020,348        4.51%  $   341,780    5.207%    744     48.33%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          17     6,760,232       29.86       399,501    5.211     768     50.55        180        179     1
----------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          12     5,845,056       25.82       489,882    5.317     752     47.46        180        179     1
----------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000           9     5,505,131       24.31       614,049    5.297     749     52.64        180        179     1
----------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000           5     3,511,079       15.51       706,328    5.370     778     54.22        180        178     2
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

Average: $494,641.75
Lowest: $335,290.00
Highest: $724,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans      Average                                  W.A.      W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross     FICO  Original    Term to   Term to   Loan
Gross Coupon          Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875               2  $    913,375        4.03%  $   458,421    4.875%    763     44.95%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000               8     3,746,960       16.55       471,253    5.000     749     54.40        180        178     2
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125               9     4,626,002       20.43       516,661    5.125     773     47.82        180        179     1
----------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250              13     6,048,768       26.71       467,893    5.250     764     39.25        180        179     1
----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375               6     2,725,227       12.04       456,586    5.375     743     57.05        180        179     1
----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500               3     1,748,388        7.72       585,729    5.500     765     58.92        180        179     1
----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750               2     1,183,400        5.23       591,700    5.750     717     61.45        180        180     0
----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875               1       407,992        1.80       407,992    5.875     759     80.00        180        180     0
----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000               1       693,607        3.06       696,000    6.000     792     80.00        180        179     1
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125               1       548,129        2.42       550,000    6.125     782     47.01        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.284%
Lowest: 4.875%
Highest: 6.125%
--------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans      Average                                  W.A.      W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross     FICO  Original    Term to   Term to   Loan
Credit Score          Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity   Maturity  Age
----------------------------------------------------------------------------------------------------------------------------
800 - 824                   2  $    786,724        3.47%  $   395,595    5.184%    804     33.70%       180        178     2
----------------------------------------------------------------------------------------------------------------------------
775 - 799                  20    10,224,218       45.16       514,068    5.283     785     46.94        180        179     1
----------------------------------------------------------------------------------------------------------------------------
750 - 774                   8     3,811,587       16.83       478,444    5.277     759     46.96        180        179     1
----------------------------------------------------------------------------------------------------------------------------
725 - 749                   9     4,581,132       20.23       511,310    5.296     738     59.70        180        179     1
----------------------------------------------------------------------------------------------------------------------------
700 - 724                   2       976,030        4.31       490,300    5.326     718     59.91        180        179     1
----------------------------------------------------------------------------------------------------------------------------
675 - 699                   5     2,262,156        9.99       454,206    5.290     692     58.00        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 760
Lowest: 685
Highest: 805
--------------------------------------------------------------------------------

4. Index

----------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans      Average                                  W.A.      W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original   Term to    Term to   Loan
Index                 Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity   Maturity  Age
----------------------------------------------------------------------------------------------------------------------------
FIX                        46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans      Average                                  W.A.      W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to    Term to  Loan
Loan Purpose          Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity   Maturity  Age
----------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        40  $ 19,671,603       86.88%  $   494,337    5.240%    762     49.25%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Purchase                    4     2,143,789        9.47       536,998    5.794     753     63.38        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout           2       826,456        3.65       416,025    5.000     722     53.11        180        178     2
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans      Average                                  W.A.      W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Property Type         Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
SFR                        41  $ 20,404,364       90.12%  $   500,275    5.267%    759     49.78%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
PUD Detach                  5     2,237,483        9.88       448,451    5.439     761     59.41        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. Occupancy Status

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.      W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Occupancy Status      Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
Primary                    45  $ 22,166,318       97.90%  $   494,988    5.285%    759     50.96%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Secondary                   1       475,529        2.10       479,047    5.250     784     39.92        180        178     2
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.    W.A.     W.A.     Original  Remaining  W.A.
  Geographic         Mortgage   Principal     Principal    Principal    Gross    FICO   Original    Term to    Term to  Loan
 Distribution         Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity   Maturity  Age
----------------------------------------------------------------------------------------------------------------------------
California                 46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
County Distribution   Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA             8  $  3,702,044       16.35%  $   465,557    5.206%    748     53.85%       180        178     2
----------------------------------------------------------------------------------------------------------------------------
ORANGE ,CA                  7     3,186,104       14.07       457,475    5.195     765     50.82        180        179     1
----------------------------------------------------------------------------------------------------------------------------
SANTA CLARA ,CA             5     3,081,487       13.61       619,092    5.444     759     46.36        180        179     1
----------------------------------------------------------------------------------------------------------------------------
SAN DIEGO ,CA               6     2,708,799       11.96       453,556    5.302     743     53.93        180        179     1
----------------------------------------------------------------------------------------------------------------------------
VENTURA ,CA                 4     2,487,774       10.99       624,250    5.150     756     57.90        180        179     1
----------------------------------------------------------------------------------------------------------------------------
SAN MATEO ,CA               4     1,971,902        8.71       494,358    5.733     785     57.83        180        179     1
----------------------------------------------------------------------------------------------------------------------------
MARIN ,CA                   4     1,954,101        8.63       491,732    5.226     780     34.55        180        178     2
----------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO ,CA           2       910,259        4.02       457,674    5.316     762     40.57        180        178     2
----------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA ,CA            2       896,791        3.96       452,095    5.058     772     31.98        180        178     2
----------------------------------------------------------------------------------------------------------------------------
SAN JOAQUIN ,CA             1       593,839        2.62       596,000    5.375     718     64.09        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Other                       3     1,148,748        5.07       384,350    5.034     760     60.17        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Original LTV          Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00               1  $    461,585        2.04%  $   465,000    5.250%    770     18.60%       180        178     2
----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               1       414,095        1.83       417,190    5.125     804     21.96        180        178     2
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               4     1,964,168        8.67       493,505    5.181     768     27.83        180        179     1
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               3     1,349,246        5.96       452,763    5.230     749     34.19        180        178     2
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00               2       921,477        4.07       463,317    5.250     788     37.93        180        178     2
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00               8     4,236,492       18.71       532,803    5.097     768     41.90        180        178     2
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00               8     3,783,497       16.71       475,285    5.379     783     48.23        180        179     1
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               3     1,503,440        6.64       503,116    5.504     713     51.25        180        179     1
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00               2     1,097,580        4.85       551,623    5.398     743     56.91        180        179     1
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00               4     2,017,143        8.91       506,543    5.120     753     63.78        180        179     1
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00               2       715,142        3.16       359,586    5.189     734     66.28        180        178     2
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00               3     1,605,050        7.09       536,350    5.252     731     71.96        180        179     1
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               5     2,572,933       11.36       516,140    5.599     755     79.32        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 50.73%
Lowest: 18.60%
Highest: 80.00%
--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Original Term         Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
180                        46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     46  $ 22,641,847      100.00%  $   494,642    5.284%    760     50.73%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                        BoAMS 2003-09 Group 4 - Rapid Doc
                           15 Yr Fixed Rate - 100% CA

                                   37 records
                               Balance: 20,701,844
                                Dec 5, 2003 16:04
--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current         by         Original     W.A.    W.A.     W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Original Balance      Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          13  $  5,380,428       25.99%  $   414,869    5.535%    745     53.61%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          10     4,901,157       23.67       491,544    5.378     726     53.34        180        179     1
----------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000           5     2,895,362       13.99       580,800    5.448     760     62.83        180        179     1
----------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000           4     2,873,102       13.88       718,875    5.400     750     60.48        180        180     0
----------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000           1       832,000        4.02       832,000    5.375     712     48.94        180        180     0
----------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000           2     1,823,460        8.81       915,000    5.311     711     29.23        180        179     1
----------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000         2     1,996,336        9.64     1,000,000    5.250     772     39.47        180        180     0
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

Average: $560,817.30
Lowest: $358,000.00
Highest: $1,000,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current         by         Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon          Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125               2  $  1,044,380        5.04%  $   525,250    5.125%    737     71.60%       180        178     2
----------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250              16     9,956,824       48.10       623,319    5.250     746     47.74        180        180     0
----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375               4     2,575,460       12.44       645,500    5.375     729     44.30        180        179     1
----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500               6     2,798,702       13.52       468,000    5.500     726     58.69        180        179     1
----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625               1       426,300        2.06       426,300    5.625     785     26.64        180        180     0
----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750               2       885,519        4.28       444,320    5.750     767     46.82        180        179     1
----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875               6     3,014,660       14.56       503,617    5.875     741     65.37        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.413%
Lowest: 5.125%
Highest: 5.875%
--------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current         by         Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross     FICO  Original    Term to   Term to   Loan
Credit Score          Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
800 - 824                   1  $    448,351        2.17%  $   450,000    5.250%    801     31.69%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
775 - 799                   9     5,252,875       25.37       585,256    5.377     782     56.47        180        179     1
----------------------------------------------------------------------------------------------------------------------------
750 - 774                   8     4,380,040       21.16       548,705    5.559     765     47.75        180        179     1
----------------------------------------------------------------------------------------------------------------------------
725 - 749                   5     3,059,709       14.78       613,600    5.326     741     52.17        180        179     1
----------------------------------------------------------------------------------------------------------------------------
700 - 724                   6     3,182,822       15.37       531,417    5.356     712     53.72        180        180     0
----------------------------------------------------------------------------------------------------------------------------
675 - 699                   6     3,414,424       16.49       569,617    5.498     688     53.50        180        180     0
----------------------------------------------------------------------------------------------------------------------------
650 - 674                   2       963,624        4.65       484,550    5.192     674     46.85        180        178     2
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 742
Lowest: 674
Highest: 801
--------------------------------------------------------------------------------

4. Index

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current         by         Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original   Term to   Term to    Loan
Index                 Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
FIX                        37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by         Original     W.A.     W.A.    W.A.     Original  Remaining   W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to    Term to  Loan
Loan Purpose          Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity   Maturity  Age
----------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        22  $ 13,002,391       62.81%  $   592,306    5.378%    739     47.74%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout          10     4,599,057       22.22       460,950    5.432     732     59.42        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Purchase                    5     3,100,396       14.98       622,000    5.534     764     59.45        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Property Type         Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
SFR                        30  $ 16,459,875       79.51%  $   549,741    5.425%    745     54.79%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
PUD Detach                  6     3,833,394       18.52       641,333    5.314     724     38.11        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Condo                       1       408,575        1.97       410,000    5.875     759     74.55        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Occupany Status       Loans      Balance      Balance       Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
Primary                    32  $ 17,560,048       84.82%  $   549,695    5.402%    738     51.38%       180        180     0
----------------------------------------------------------------------------------------------------------------------------
Secondary                   5     3,141,796       15.18       632,000    5.475     761     56.09        180        178     2
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current         by         Original     W.A.    W.A.     W.A.     Original  Remaining  W.A.
  Geographic         Mortgage   Principal     Principal    Principal    Gross    FICO   Original    Term to   Term to   Loan
 Distribution         Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
California                 37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
County Distribution   Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA            13  $  8,380,729       40.48%  $   645,762    5.359%    741     46.48%       180        180     0
----------------------------------------------------------------------------------------------------------------------------
ORANGE ,CA                  7     3,474,945       16.79       497,571    5.298     727     54.84        180        179     1
----------------------------------------------------------------------------------------------------------------------------
SACRAMENTO ,CA              2     1,118,525        5.40       560,000    5.437     767     54.10        180        180     0
----------------------------------------------------------------------------------------------------------------------------
SANTA CLARA ,CA             2       916,994        4.43       459,320    5.505     758     40.87        180        179     1
----------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO ,CA           2       906,000        4.38       453,000    5.550     735     62.02        180        180     0
----------------------------------------------------------------------------------------------------------------------------
RIVERSIDE ,CA               1       893,460        4.32       900,000    5.375     731     15.65        180        178     2
----------------------------------------------------------------------------------------------------------------------------
SAN DIEGO ,CA               2       797,339        3.85       400,000    5.433     746     49.52        180        179     1
----------------------------------------------------------------------------------------------------------------------------
SANTA BARBARA ,CA           1       687,602        3.32       690,000    5.875     778     80.00        180        179     1
----------------------------------------------------------------------------------------------------------------------------
SAN BERNARDINO ,CA          1       597,847        2.89       600,000    5.500     788     80.00        180        179     1
----------------------------------------------------------------------------------------------------------------------------
SAN LUIS OBISPO ,CA         1       595,548        2.88       600,000    5.125     785     76.92        180        178     2
----------------------------------------------------------------------------------------------------------------------------
Other                       5     2,332,856       11.27       467,540    5.601     719     60.86        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Original LTV          Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00               1  $    893,460        4.32%  $   900,000    5.375%    731     15.65%       180        178     2
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               4     2,392,780       11.56       599,985    5.414     772     27.17        180        179     1
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               2       963,143        4.65       484,300    5.250     733     31.55        180        178     2
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00               1       367,339        1.77       370,000    5.500     721     37.00        180        178     2
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00               4     2,585,517       12.49       647,250    5.289     734     43.40        180        180     0
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00               3     2,230,610       10.77       744,000    5.408     750     49.28        180        180     0
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               5     2,569,944       12.41       514,900    5.342     713     52.94        180        180     0
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00               3     1,482,000        7.16       494,000    5.487     766     57.46        180        180     0
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00               4     1,937,705        9.36       485,300    5.418     704     62.65        180        179     1
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00               3     1,603,525        7.75       535,000    5.550     729     66.52        180        180     0
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00               3     1,374,824        6.64       459,333    5.524     752     74.09        180        179     1
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               4     2,300,997       11.11       577,500    5.492     771     79.15        180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 52.09%
Lowest: 15.65%
Highest: 80.00%
--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number    Aggregate     of Loans      Average                                  W.A.       W.A.
                        of       Current        by          Original     W.A.     W.A.    W.A.     Original  Remaining  W.A.
                     Mortgage   Principal    Principal     Principal    Gross    FICO   Original    Term to   Term to   Loan
Original Term         Loans      Balance       Balance      Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
180                        37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------
Total:                     37  $ 20,701,844      100.00%  $   560,817    5.413%    742     52.09%       180        179     1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
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